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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               September 17, 1999



                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Missouri
                 (State or other jurisdiction of incorporation)


       1-11848                                       43-1627032
       -------                                       ----------
(Commission File Number)                    (I.R S. Employer Identification No.)



                1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039
                        (Address of principal executive offices) (zip code)


                                 (636) 736-7000
              (Registrant's telephone number, including area code)














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ITEM 1.  CHANGES IN CONTROL

         A description of the arrangement that may result in a change in control of GenAmerica Corporation ("GenAmerica") is set forth in Item 3 below, which is incorporated herein by reference.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Item 3(a) of Form 8-K requires a registrant to disclose, among other things, any proceeding under state law in which a court or governmental agency has assumed jurisdiction over the business of the registrant's parent by leaving the existing directors and officers in possession but subject to the supervision and orders of the court or governmental agency. General American Mutual Holding Company ("GAMHC") is the beneficial owner of approximately 53.5% of the shares of outstanding common stock of Reinsurance Group of America, Incorporated (the "Company"). GAMHC is a Missouri mutual insurance holding company and is the parent of GenAmerica. GenAmerica is the parent of General American Life Insurance Company ("General American Life"), a Missouri life insurance company.

         As previously reported by the Company in its Current Report on Form 8-K dated August 25, 1999 (filed August 25, 1999)(File No. 1-11848), which is incorporated herein by reference, on August 10, 1999, General American Life became subject to an order of administrative supervision from the Missouri Department of Insurance (the "Department"), which remains in effect. As previously reported by the Company in its Current Report on Form 8-K dated September 9, 1999 (filed September 10, 1999)(File No. 1-11848), which is incorporated herein by reference, on August 26, 1999, Gen America announced that GAMHC had entered into a Stock Purchase Agreement with Metropolitan Life Insurance Company ("MetLife"), whereby MetLife will acquire GenAmerica, including GenAmerica's beneficial ownership of a majority of the outstanding common stock of the Company.

         On September 17, 1999, the Circuit Court of Cole County, Missouri (the "Court"), entered an order (the "Order of Rehabilitation") placing GAMHC into rehabilitation and approving notice of a hearing to approve a Plan of Reorganization ("Plan"). The primary purpose of the rehabilitation proceeding is to facilitate the sale of GenAmerica stock to MetLife in accordance with the terms of the Stock Purchase Agreement referenced above. The Plan provides, among other things, for a hearing to be held by the Court on November 10-12, 1999. The purpose of the hearing is for the Court to decide whether to approve, disapprove, or modify the Plan. The Order of Rehabilitation also appoints the Director of the Department as rehabilitator of GAMHC.

ITEM 5.  OTHER EVENTS.

         On September 14, 1999, the Company held a special meeting of shareholders to vote on the conversion of the Company's non-voting common shares into voting common shares. A copy of the press release relating to such meeting is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  EXHIBITS.

         (c) The following exhibits are filed as part of this report on Form
             8-K.

            Exhibit 99.1 Press Release issued by the Company dated September 14, 1999 relating to the special meeting of shareholders.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 30, 1999        REINSURANCE GROUP OF AMERICA,
                                 INCORPORATED

                                 By: /s/ Jack B. Lay
                                 Name:   Jack B. Lay
                                 Title:  Executive Vice President
                                         and Chief Financial Officer